UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 26, 2022

Date of Report (Date of earliest event reported)

METAL SKY STAR ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41344	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

132 West 31st Street, First Floor

New York, New York 10001

(Address of Principal Executive Offices, and Zip Code)

(332) 237-6141

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, one redeemable warrant, and one right	MSSAU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	MSSA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MSSAW	The Nasdaq Stock Market LLC
Rights to receive one-tenth (1/10th) of one Ordinary Share	MSSAR	The Nasdaq Stock Market LLC

Item 8.	Other Events.

On May 26, 2022, Metal Sky Star Acquisition Corporation (the “Company”) announced that, commencing Tuesday, May 31, 2022, holders of the units sold in the Company’s initial public offering (the “Units”) may commence separate trading of the underlying component securities. The underlying securities are ordinary shares, rights and redeemable warrants.

The ordinary shares, rights and warrants that are separated will trade on the Nasdaq Global Market (“Nasdaq”) under the symbols “MSSA,” “MSSAR” and “MSSAW,” respectively. Holders of Units will need to have their securities brokers contact Vstock Transfer LLC at 18 Lafayette Place, Woodmere, New York 11598, the Company’s transfer agent, in order to separate the Units into ordinary shares, rights and warrants. Those Units not separated will continue to trade on Nasdaq under the symbol “MSSAU.”

The Company consummated its initial public offering on April 5, 2022, consisting of 11,500,000 Units as a result of the underwriter’s exercise in full of their over-allotment option for an additional 1,500,000 Units. Each Unit consists of one ordinary share, par value $0.001 per ordinary share (“Share”), one redeemable warrant entitling its holder to purchase one Share at a price of $11.50 per Share, and one right to receive one-tenth (1/10) of one Share upon the consummation of the Company’s initial business combination. The Units were initially offered by the Company in an underwritten offering through Ladenburg Thalmann & Co. Inc., which acted as the sole book runner for the offering and as the representative of the underwriters in the offering.

Copies of the registration statement and final prospectus can be accessed through the SEC’s website at www.sec.gov.

On Thursday, May 26, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the split of trading of the Units.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release, dated May 26, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Metal Sky Star Acquisition Corporation

Dated: May 26, 2022	By:	/s/ Man Chak Leung
	Name:	Man Chak Leung
	Title:	Chief Executive Officer

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